Cargile Fund
	Schedule of Investments
	September 30, 2024 (Unaudited)
Shares		Fair Value	% of Net Assets

EXCHANGE TRADED FUNDS
Equity
19,515	Vanguard 500 Index Fund ETF +	$ 10,297,480

Total for Exchange Traded Funds (Cost - $10,011,693)		10,297,480	58.97%

MONEY MARKET FUNDS
7,144,132	Goldman Sachs FS Government Fund Institutional Shares - 4.78% ++ *	7,144,132

Total for Money Market Funds (Cost - $7,144,132)		7,144,132	40.91%

	Total Investments (Cost - $17,155,825)	17,441,612	99.88%

	Other Assets in Excess of Liabilities	19,848	0.12%

	Net Assets	$ 17,461,460	100.00%

+ Additional Information, including current Prospectus and Annual Reports, are available at:
https://vanguard.com
++ Additional Information, including current Prospectus and Annual Reports, are available at:
https://www.gsam.com
* The rate shown represents the 7-day yield at September 30, 2024.